Prepaid Charter Revenue, current and non-current	9 Months Ended
Sep. 30, 2013
Prepaid Charter Revenue [Abstract]
Prepaid Charter Revenue, current and non-current

7.       Prepaid charter revenue, current and non-current

The amounts shown in the accompanying consolidated balance sheets reflect the unamortized balance of an asset recognized by the Company pursuant to the acquisition of Gala in May 2009 and the amount paid in excess of the predelivery installments for the construction of the vessel “Houston”.

The amount recognized as prepaid charter revenue is amortized in revenues over the duration of the time charter contract beginning on the delivery of the vessel to the time charterers. The amounts in the consolidated financial statements are analyzed as follows:

	Amount	Accumulated Amortization	Net
Balance, December 31, 2012	$15,000	$(9,647)	$5,353
Amortization for the period	-	(2,280)	(2,280)
Balance, September 30, 2013	$15,000	$(11,927)	$3,073

The amortization of prepaid charter revenue for the nine months ended September 30, 2013, and 2012 amounted to $2,280 and $2,287, respectively, and is included in Time charter revenues in the accompanying consolidated statements of operations.

On November 26, 2013, the charterers terminated the time charter agreement and redelivered the vessel to the owners, who started arbitration proceedings against the charterers. As a result of the earlier termination of the charter party by the charterers, the unamortized balance of prepaid charter revenue amounting to $3,073 will be fully amortized against Time charter revenues in the period ending December 31, 2013 (Note 13).